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                                                       Deutsche Asset Management

Emerging Markets Equity Fund - Institutional Class

Supplement dated August 9, 2002 to prospectus dated February 28, 2002.

On July 27, 2002, the Board of Trustees approved the closure and liquidation of the Emerging Markets Equity Fund (the `Fund'). The Fund is closed to all investments. The Fund will be liquidated on or about September 30, 2002. Shareholders invested in the Fund will automatically be redeemed from the Fund on the day of closure.

                                                      a Member of the
                                                      Deutsche Bank Group [LOGO]

     Please Retain This Supplement for Future Reference

Morgan Grenfell Investment Trust
SUPP354 (8/02)
CUSIP: 61735K109